UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2007

Pharsight Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 E. Evelyn Avenue, 3rd Floor

Mountain View, California 94041-1530

(Address of principal executive offices, including zip code)

(650) 314-3800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On January 25, 2007, Pharsight Corporation issued a press release announcing its results for the quarter ended December 31, 2006, and on January 26, 2007, held a conference call relating to these results. A copy of the press release and the transcript of the conference call are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

This information in this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Pharsight Corporation dated January 25, 2007.

99.2	Transcript of Pharsight Corporation January 26, 2007 Conference Call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARSIGHT CORPORATION

By:	/s/ William Frederick
William Frederick
Senior Vice President and Chief Financial Officer

Date: January 31, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Pharsight Corporation dated January 25, 2007.

99.2	Transcript of Pharsight Corporation January 26, 2007 Conference Call.

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